Equity investments at fair value through OCI and other short-term investments	12 Months Ended
Dec. 31, 2018
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Equity investments at fair value through OCI and other short-term investments

4. Equity investments at fair value through OCI and other short-term investments

As of December 31, 2017 and 2018, equity investments at fair value through OCI and other short-term investments includes an equity investments in KPN for Ps. 46,682,657 and Ps. 39,028,083, respectively, and other short-term investments for Ps. 12,438,019 and Ps. 9,987,851, respectively.

The investment in KPN is carried at fair value with changes in fair value being recognized through other comprehensive (loss) items (equity) in the Company’s consolidated statements of financial position. As of December 31, 2017 and 2018, the Company has recognized in equity changes in fair value of the investment of Ps. 622,424 and Ps. (3,765,688), respectively, net of deferred taxes, through other comprehensive (loss) gain items in equity.

During the years ended December 31, 2016, 2017 and 2018, the Company received dividends from KPN for an amount of Ps. 5,740,092, Ps. 2,370,559 and Ps. 2,605,333, respectively; which are included within “Valuation of derivatives, interest cost from labor obligations, and other financial items, net” in the consolidated statements of comprehensive income. Another short-term investment item of Ps. 9,987,851, as of December 31, 2018 (Ps. 12,438,019 in 2017) represents a cash deposit used to guarantee a short-term obligation for one of the Company’s foreign subsidiaries and are presented at their carrying value, which approximates fair value.